UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Lpath, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LPATH, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO OUR STOCKHOLDERS:

The annual meeting of stockholders of Lpath, Inc. will be held at the offices of Lpath, Inc., 6335 Ferris Square, Suite A, San Diego, CA  92121 on October 9, 2007 at 3:30 p.m. Pacific Daylight Time, for the following purposes:

1.       To elect five directors;

2.       To ratify and approve the Company’s Amended and Restated 2005 Equity Incentive Plan (the “2005 Plan”) for the purpose of (i) expanding the type of grants permitted under the prior plan and (ii) limiting the size of awards that a participant may receive in any fiscal year;

3.       To ratify the appointment of LevitZacks as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007; and

4.       To transact such other business as may properly be brought before the meeting or any adjournment thereof.

The meeting may be adjourned from time to time and at any reconvened meeting action with respect to the matters specified in this notice may be taken without further notice to stockholders except as may be required by our by-laws.  Stockholders of record at the close of business on August 27, 2007 are entitled to notice of, and to vote on, all matters at the meeting and any reconvened meeting following any adjournments thereof.

Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as soon as possible. No postage is required if the enclosed envelope is used and mailed in the United States.

By Order of the Board of Directors

/s/ Gary J.G. Atkinson

Gary J.G. Atkinson
Vice President, Chief Financial Officer, and Secretary
September 4, 2007

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.  IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

PROXY STATEMENT FOR ANNUAL MEETING
TO BE HELD OCTOBER 9, 2007

GENERAL INFORMATION

The accompanying proxy is solicited by the Board of Directors of Lpath, Inc. (the “Board” or “Board of Directors”) with its principal executive offices at 6335 Ferris Square, Suite A, San Diego, California 92121 (“Lpath” or the “Company”) to be voted at the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on October 9, 2007 at the offices of Lpath, Inc. at 6335 Ferris Square, Suite A, San Diego, CA 92121 at 3:30 p.m. Pacific Daylight Time, and any adjournment thereof.  When a proxy is properly executed and returned to Lpath in time for the Annual Meeting, the shares it represents will be voted by the proxy holders in accordance with the instructions given in the proxy.  If no direction is given in the proxy, the votes represented thereby will be voted in accordance with the recommendation of the Board of Directors with respect to each matter submitted to the Company’s stockholders for approval, except for proposal two.  With respect to any other item of business that may come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment.  This proxy statement and the accompanying proxy are being sent to stockholders on or about September 4, 2007.

Proxy Revocation Procedure

A proxy may be revoked at any time before it has been exercised (i) by written notice of revocation given to the Secretary of the Company, (ii) by executing and delivering to the Secretary a proxy dated as of a later date than a previously executed and delivered proxy (provided, however, that such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy before the vote is taken), or (iii) by attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting will not in and of itself revoke a proxy.

Abstentions, Broker Non-Votes

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our Class A common stock, par value $0.001 per share (“Common Stock”) entitled to vote at the Meeting is necessary to constitute a quorum.  Votes withheld from any nominee for election as a director, abstentions and broker “non-votes” are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.  A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

The election of directors by the stockholders shall be determined by a plurality of the votes cast by stockholders entitled to vote at the Meeting, and votes withheld will not be counted toward the achievement of a plurality.  For ratification of the (i) the Company’s Amended and Restated 2005 Equity Incentive Plan and (ii) appointment of the Company’s independent auditors, the affirmative vote of a majority of the shares entitled to vote on such matter is required for approval.  The vote on each proposal submitted to stockholders is tabulated separately.  Abstentions are included in the number of shares present and voting on each proposal.  Broker non-votes are not considered for the particular proposal and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such proposal by reducing the total number of votes from which the majority is calculated.

Record Date, Quorum, Voting

Holders of record of our shares of Common Stock, our only class of issued and outstanding voting securities, at the close of business on August 27, 2007 (the “Record Date”) are entitled to vote at the Annual Meeting.  There were 44,952,920 shares of Common Stock outstanding as of the Record Date.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business at the Meeting.  Stockholders are entitled to cast one vote per share on each matter presented for consideration by the stockholders, except in regard to the election of directors for which there will be cumulative voting as described under the heading “Cumulative Voting” on page 4 of this proxy statement.  A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 days preceding the Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors

The Company’s business is managed under the direction of its Board of Directors.  The Board of Directors has designated as nominees for re-election five directors currently serving on the Board.  See “Nominees for Director” below for profiles of the nominees.  After the election of the directors at the meeting, the Company’s Board will have five directors.

The Board believes that re-electing these incumbent directors will promote stability and continuity.  The Board expects that such directors will continue making substantial contributions to the Company by virtue of their familiarity with, and insight into, the Company’s affairs accumulated during their tenure.

All of the nominees have indicated a willingness to continue serving as directors, but if any of them should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends.  The Company has no reason to believe that any nominee will be unavailable.  If, due to circumstances not now foreseen, any of the nominees named below will not be available for election, the proxies will be voted for such other person or persons as the Board of Directors may select.

Nominees for Director

The following persons have been nominated by the Board of Directors for re-election to the Board of Directors at the Annual Meeting:

Name	Age	Position
Scott Pancoast	49	President, Chief Executive Office, and Director
Roger Sabbadini	60	Vice President, Chief Scientific Officer and Director
Jeffrey Ferrell (1) (2)	32	Director
Charles Mathews (1) (2)	69	Director
Donald R. Swortwood (1)	66	Director

(1)                                  Member of the Compensation Committee

(2)                                  Member of the Audit Committee

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS, AND CONTROL PERSONS

The following sets forth certain information regarding our executive officers as of August 31, 2007 (biographical descriptions below which reference dates prior to November 30, 2005 relate to such officer’s role in Lpath Therapeutics, Inc., our wholly-owned subsidiary):

Name	Age	Position
Scott Pancoast	49	President, Chief Executive Officer and Director
Roger Sabbadini, Ph.D.	60	Vice President, Chief Scientific Officer and Director
William Garland, Ph.D.	62	Vice President, Drug Development
Gary J.G. Atkinson	55	Vice President, Chief Financial Officer and Secretary
Genevieve Hansen	43	Vice President, Research
Jeffrey Ferrell	32	Director
Charles Mathews	69	Director
Donald R. Swortwood	66	Director

Scott R. Pancoast

Chief Executive Officer, President, and Director

Mr. Pancoast has served as the President and Chief Executive Officer of Lpath since March 2005, and as a Director of Lpath since 1998.  Prior to joining Lpath, from 1994 to 2005 Mr. Pancoast was the Executive Vice President of Western States Investment Corporation (“WSIC”), a private San Diego venture capital fund.  He has served as the CEO or interim CEO for six start-up companies, and has been a member of the board of directors for over 15 companies, including two public companies.  During 2005 and 2006 Mr. Pancoast continued to serve as the Executive Vice President of WSIC, which is co-owned by two of Lpath’s largest stockholders.  Lpath was reimbursed by WSIC for the portion of his compensation and benefits corresponding to the time he devoted to WSIC matters.  Effective December 31, 2006, Mr. Pancoast resigned from his position as an officer and director of WSIC, however, he will continue to serve as a member of the board of directors of four WSIC portfolio companies.  From 1986 to 1994 Mr. Pancoast was with National Sanitary Supply Company, where he was a member of the Board of Directors and served in various management positions including Senior Vice President — Operations and Chief Financial Officer. Mr. Pancoast currently serves on the board of iVOW, Inc. [NASDAQ: IVOW].   He is a graduate of the Harvard Business School and the University of Virginia.

Roger A. Sabbadini, Ph.D.

Scientific Founder, Vice President, Chief Scientific Officer, and Director

Dr. Sabbadini founded Lpath in 1997 and has served as the Chief Scientific Officer since its inception.  Dr. Sabbadini has been a professor of Biology at San Diego State University for over 28 years, and is the founder of three biotechnology companies incubated out of San Diego State University.  Dr. Sabbadini’s lab is focused on developing novel therapeutics for the treatment of sphingolipid-related diseases.  Dr. Sabbadini is a Charter Member of the SDSU Molecular Biology Institute and a Charter Member of the SDSU Heart Institute.  He holds a Ph.D. from the University of California, Davis.

William A. Garland, Ph.D.

Vice President, Drug Development

Dr. Garland joined Lpath in 2002 as Vice President of Research and Development.  In December 2005, he was appointed Vice President, Drug Development.  He also served as a Director of Lpath from 2002 to 2005. Dr. Garland has 28 years’ experience in the pharmaceutical industry, 18 of which were primarily in pre-clinical development, discovery support, and clinical pharmacology.  Dr. Garland is knowledgeable in all phases of drug development, from discovery to post-marketing. He has technical expertise in pharmacokinetics, drug metabolism, medicinal chemistry, regulatory science, and bioanalytical chemistry.  He earned a Ph.D. from the University of Washington.

Gary J. G. Atkinson

Vice President, Chief Financial Officer, and Secretary

Mr. Atkinson joined Lpath as Vice President, Chief Financial Officer in 2005.  He has more than 20 years of financial management experience.  During 2006, Mr. Atkinson devoted a portion of his time to matters relating to WSIC.  Lpath was reimbursed by WSIC for the portion of his compensation and benefits corresponding to the time he devoted to WSIC matters.  Prior to joining Lpath, Mr. Atkinson served, from 2001 to 2005 as Senior Vice President and Chief Financial Officer at Quorex Pharmaceuticals, Inc., a drug discovery company.  From 1995 to 2000, Mr. Atkinson served as Vice President of Finance at Isis Pharmaceuticals, a publicly held pharmaceutical research and development company.  He began his career with Ernst & Young and holds a B.S. from Brigham Young University.

Genevieve Hansen, Ph.D

Vice President, Research

Dr. Hansen joined Lpath in March 2006 as an Executive Director of Research, and was promoted to Vice President of Research in October 2006.  Dr. Hansen has over 15 years of experience in biotechnology. Most recently, Dr. Hansen was director of protein therapeutics at Diversa Corporation where her group led multiple protein therapeutic programs in oncology, auto-immune disease, and anti-infectives. Prior to that, Dr. Hansen headed the immunology projects at Syngenta’s Genomics Center. From 1993 to 2001, Dr. Hansen held various positions at Novartis. Dr. Hansen holds a master in biochemistry and a Ph.D. in microbiology and genetics from the University of Paris and did her post-doctoral work at the Max-Planck Institute in Germany.

Jeffrey Ferrell

Director

Mr. Ferrell oversees public and private healthcare investments for Global Trading Strategies, a principal investment group within Lehman Brothers. Prior to joining Lehman in 2001, he was a principal at Schroder Ventures Life Sciences in Boston.  Mr. Ferrell graduated with an A.B. in Biochemical Sciences from Harvard University.

Charles A. Mathews

Director

Mr. Mathews is an active private investor and serves as an independent director on the boards of a number of public and private companies. From March 2005 to November 2006, Mr. Mathews was Chairman of Avanir Pharmaceuticals (AVNR), a drug development and marketing company and from May to September 2005 acted as its Chief Executive Officer.  Mr. Mathews is a past president of the San Diego Tech Coast Angels, part of an affiliation of over 200 accredited “angel” investors active in the life science and technology industries. From April 2002 until January 2004, Mr. Mathews served as the President and Chief Executive Officer of DermTech International, a privately held contract research organization focused on dermal and transdermal drugs. From 1996 to April 2002, Mr. Mathews was an independent management consultant, providing CEO-level consulting services to various public and private companies. He continues to serve as a director for Avanir Pharmaceuticals Inc. and several privately held companies.

Donald R. Swortwood

Director

Mr. Swortwood has served as Chairman and CEO of Western States Investment Corporation since its founding in 1977 and has been an active investor in California business for nearly thirty years. His investments have ranged from a business that developed novel technologies for the detection and treatment of gastro-esophageal reflux disease, which was sold to Medtronic; to a leader in SAN network-management-software solutions, which was sold to EMC; to a business that developed the first “ear thermometer,” which was sold to Wyeth. Currently, the Western States portfolio of holdings includes a number of biotech and life science companies. Mr. Swortwood is a graduate of Stanford University.

There are no family relationships between any of the officers and directors.

Cumulative Voting

Stockholders have cumulative voting rights with respect to election of directors. Under cumulative voting, each stockholder is entitled to the same number of votes per share as the number of directors to be elected (or, for purposes of this election, five votes per share).  A stockholder may cast all such votes for a single nominee or distribute them among the nominees, as such stockholder wishes, either by so marking his ballot at the meeting or by specific voting instructions sent to the Company with a signed proxy.  In connection with the solicitation of proxies, discretionary authority to cumulate votes is being solicited.  Unless authority to vote for the nominees for director is withheld, it is the intention of the persons named in the accompanying proxy to vote the proxies in such manner as will elect as directors the nominees named above and in the accompanying proxy card.

If you choose to cumulate your votes, you will need to submit a proxy card or a ballot, and make an explicit statement of your intent to cumulate your votes, either by so indicating in writing on the proxy card or by indicating in writing on your ballot when voting at the annual meeting.  If you hold shares beneficially in street name and wish to cumulate votes, you should contact your broker, trustee or nominee.

Vote required

Unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR election, as directors, of the above-mentioned five nominees. If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the holders of such proxy. Directors will be elected at the meeting by a plurality of the votes cast. Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR AND SOLICITS PROXIES IN FAVOR OF THE NOMINEES LISTED ABOVE (ITEM 1 ON THE ENCLOSED PROXY CARD).

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES THEREOF

General

During the year ended December 31, 2006, the Board of Directors met seven times and it took action by unanimous written consent four times.  The Company has an audit committee and a compensation committee.  The Company does not have a nominating committee, which function is conducted by the Board.  See “Director Nominating Process” on page 6 of this proxy statement.

Committees

The Compensation Committee.  The Compensation Committee of the Board of Directors, currently consisting of Messrs. Charles Mathews (director), Donald R. Swortwood (director), and Jeffrey Ferrell (director), makes proposals to the full Board of Directors for officer compensation programs, including salaries, option grants and other forms of compensation.  The Compensation Committee met one time in 2006. Messrs. Mathews and Ferrell are each an “independent director” as defined under the marketplace rules of the Nasdaq Stock Market (Rule 4200)].

The Compensation Committee operates pursuant to a charter, approved by the Board of Directors on March 4, 2006, that complies with the corporate governance standards of the Nasdaq Stock Market.  A copy of this charter is attached as Appendix A to the Company’s proxy statement for its 2006 annual meeting, which can be viewed on the Company’s web site at www.lpath.com.

Compensation Committee Interlocks and Insider Participation.  There are no Compensation Committee interlocks.

The Audit Committee.  The Audit Committee of the Board of Directors, currently consisting of Messrs. Charles Mathews (director) and Jeffrey Ferrell (director), recommends the firm to be employed as the Company’s independent public accountants, and oversees the Company’s audit activities and certain financial matters to protect against improper and unsound practices and to furnish adequate protection to all assets and records.  The Audit Committee met seven times in 2006.

The Company’s Board of Directors has determined that each current member of the Audit Committee is an “independent director,” and in making this determination, the Board has applied the “independent director” guidelines as defined under the marketplace rules of the Nasdaq Stock Market (Rule 4200).  The Company’s Board of Directors has also determined that Mr. Mathews is an audit committee “financial expert” within the applicable definition of the Securities and Exchange Commission.

The Audit Committee operates under a charter that was approved by the Board of Directors on April 25, 2006.  A copy of this charter is attached as Appendix B to the Company’s proxy statement for its 2006 annual meeting, which can be viewed on the Company’s web site at www.lpath.com.

Compensation of Directors

On March 4, 2006, our Board of Directors and its Compensation Committee finalized the compensation arrangements for our non-management directors. The compensation arrangements became effective as of March 4, 2006 and shall apply only to our non-management directors.  The terms of the compensation arrangements are as follows:

•                 non-management directors shall receive an annual payment of $25,000, which is payable in equal quarterly payments.

•                 The non-management directors shall receive a stock option grant that vests over a four-year period and is intended to be the sole non-cash compensation paid to non-management directors.  These options will vest in equal monthly installments over a four-year period.  The exercise price of such options will be the fair market value of the Company’s Common Stock on the date immediately prior to the date of grant.  Such stock options will expire on the tenth anniversary of the date of grant.

Directors who are also executive officers of the Company are not paid additional compensation for serving as directors.

Director Compensation Fiscal Year 2006

Name	Fees Paid in Cash	Option Awards		Total
Charles A. Mathews	$14,583	$11,788	(1)	$26,371
Donald R. Swortwood	$4,125	$6,951	(2)	$11,076
Geoffrey C. Swortwood	$4,125	$6,951	(3)	$11,076
David R. Purcell	$—	$6,951	(4)	$6,951
John R. Lyon	$12,500	$12,619	(5)	$25,119

(1)          As of December 31, 2006, Mr. Mathews held 50,000 stock options, of which 9,375 were vested.  Mr. Mathews was elected to the Board on March 2, 2006.

(2)          As of December 31, 2006, Mr. Donald R. Swortwood held 50,000 stock options, of which 5,208 were vested.  Mr. Donald R. Swortwood was elected to the Board on July 25, 2006.

(3)          As of December 31, 2006, Mr. Geoffrey C. Swortwood held 50,000 stock options, of which 5,208 were vested.  Mr. Geoffrey C. Swortwood was elected to the Board on July 25, 2006 and resigned on April 6, 2007.

(4)          As of December 31, 2006, Mr. Purcell held 50,000 stock options, of which 5,208 were vested.  Mr. Purcell was appointed to the Board on July 25, 2006 and resigned on January 15, 2007.

(5)          As of December 31, 2006, Mr. Lyon held 210,285 stock options, of which 128,404 were vested.  Mr. Lyon was an Lpath Board member from 1998 until July 25, 2006, when he elected not to stand for re-election.

Director Attendance at Annual Meeting

The Company encourages members of the Board of Directors to attend annual meetings.   Part of that encouragement from the Company consists of a reimbursement policy.  The Company reimburses directors for reasonable out-of-pocket expenses incurred by directors in attending an annual meeting.

CORPORATE GOVERNANCE MATTERS

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics for our employees, officers and directors, a copy of which is attached as Exhibit 14.1 to our annual report on Form 10-KSB for the year ended December 31, 2005.  This code constitutes a “code of ethics” as defined by the rules of the Securities and Exchange Commission.  This code also contains “whistle blower” procedures adopted by our audit committee regarding the receipt, retention and treatment of complaints related to accounting, internal accounting controls or auditing matters and procedures for confidential anonymous employee complaints related to questionable accounting or auditing matters.

Director Independence

We currently have two “independent directors” as determined by our Board of Directors, and three non-independent directors.  In assessing director independence, we follow the criteria of the Nasdaq Stock Market (Marketplace Rule 4200).  Our current independent directors are Jeffrey Ferrell and Charles Mathews.

Director Nomination Process

General.  The Board of Directors does not have a nominating committee, rather the process of selecting nominees for election as directors is carried by the entire Board of Directors because the entire Board can do a more efficient job of overseeing the nomination process than just our two independent directors who are already members of our audit committee and compensation committee.  The Board of Directors’ responsibilities include among other things: (i) identifying individuals qualified to become Board members; (ii) recommending to the Board those individuals that should be nominees for election or re-election to the Board or otherwise appointed to the Board (with authority for final approval remaining with the Board); and (iii) developing criteria for evaluating prospective candidates to the Board.

Process for Identifying and Evaluating Candidates.  The Board of Directors may identify potential Board candidates from a variety of sources, including recommendations from current directors or management or any other source the Board deems appropriate.  The Board may also engage a search firm or a consultant to assist it in identifying, screening, and evaluating potential candidates.  The Board has been given sole authority to retain and terminate any such search firm or consultant.

In considering candidates for the Board, the Board evaluates the entirety of each candidate’s credentials.  The Board considers, among other things: (i) business or other relevant experience; (ii) expertise, skills, and knowledge; (iii) integrity and reputation; (iv) the extent to which the candidate will enhance the objective of having directors with diverse viewpoints, backgrounds, expertise, skills and experience; (v) willingness and ability to commit sufficient time to Board responsibilities; and (vi) qualification to serve on specialized Board committees—such as the audit committee or compensation committee.

Communications with the Board of Directors

The Board desires that the views of stockholders will be heard by the Board, its committees or individual directors, as applicable, and that appropriate responses will be provided to stockholders on a timely basis.  The Board believes that informal communications are currently sufficient to communicate questions, comments, and observations that could be useful to the Board.  However, stockholders wishing to formally communicate with the Board may send communications directly to the Company at 6335 Ferris Square, Suite A, San Diego, CA 92121, Attention: Corporate Secretary.  Such communications will be screened by the Corporate Secretary for appropriateness before either forwarding to or notifying the members of the Board of receipt of a communication.

Please note that the foregoing procedure does not apply to (i) stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.  For information concerning stockholder proposals, see “Stockholder Proposals for the 2008 Annual Meeting” on page 21 of this proxy statement.

PROPOSAL TWO

TO RATIFY THE COMPANY’S AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN FOR THE PURPOSE OF EXPANDING THE TYPES OF GRANTS PERMITTED UNDER THE PLAN AND LIMITING THE SIZE OF AWARDS THAT A PARTICIPANT MAY RECEIVE IN ANY FISCAL YEAR.

In August 2007, pursuant to powers granted under Article Five of our then existing 2005 Stock Option/Stock Issuance Plan, our Board of Directors, by unanimous written consent, approved the Amended and Restated 2005 Equity Incentive Plan (the “2005 Plan”) for the purpose of (a) expanding the types of grants and awards that could be made under the 2005 Plan to include stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units and (b) limiting the size of awards under the 2005 Plan that a plan participant may receive during any fiscal year pursuant to published rules and regulations of the Internal Revenue Service.

Under the 2005 Plan, officers, employees, directors and consultants may be granted incentive or non-qualified stock options or stock issuance awards, which will, in each case, enable the plan participant to acquire shares of Common Stock.  The incentive stock options granted under the 2005 Plan are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986.  The exercise price of each option is no less than the fair market value of our Common Stock on the date of the grant, and an option’s maximum term is ten years.  Options typically vest over a four-year period.  Stock issuance awards under the 2005 Plan permit plan participants to purchase Common Stock directly from the Company, which shares may be fully vested or may vest over time or upon attainment of performance goals.  The purchase price for such stock issuance awards may not be less than 85% of the fair market value of our Common Stock on the date of grant.

The 2005 Plan adopted by the Board of Directors will enable the Compensation Committee to have flexibility in the types of awards made under the 2005 Plan.  In addition to stock options and stock issuances, the 2005 Plan would permit the Compensation Committee to grant stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares.  The 2005 Plan will also give the Compensation Committee complete discretion to determine the number of stock appreciation rights, restricted stock units, performance units, performance shares or shares of restricted stock that may be granted as well as the vesting and other terms and conditions of any such award.

The 2005 Plan will also limit the number of shares of Common Stock subject to awards under the 2005 that may be granted to a participant during any fiscal year Plan and the dollar amount of payments a participant could receive with respect to a performance unit during any fiscal year.

The adoption of the 2005 Plan by the Board of Directors reflects a determination by the Board that the Company needed (1) the flexibility in providing equity-based compensation in order to attract and retain talented employees, and (2) to address, proactively, general market concerns over excessive executive pay.

On June 8, 2007, our stockholders approved an amendment to the Company’s prior stock option plan to increase the number of shares of Common Stock available for grants from 5,340,000 to 10,390,000.  As of July 31, 2007, options to purchase 5,179,900 shares of the Common Stock have been granted under the prior plan, 435,790 of such options have been exercised, and 416,308 have been terminated.  The Company has not awarded any stock issuances under the 2005 Plan.  The Company has registered on Form S-8 the issuance of up to 5,340,000 shares of Common Stock pursuant to the 2005 Plan.

Set forth below is certain information concerning the 2005 Plan, a copy of which is attached as Appendix A hereto.

Description of the 2005 Stock Option/Stock Issuance Plan

General.  The purpose of the 2005 Plan is to allow employees, outside directors and consultants, and other independent advisors of the Company and its subsidiaries to increase their proprietary interest in, and to encourage such employees to remain in the employ of, or maintain their relationship with, such entities. It is intended that options granted under the 2005 Plan will qualify either as incentive stock options under Section 422 of the Internal Revenue Code or as non-qualified options. Options granted under the 2005 Plan would only be exercisable for Common Stock.  The 2005 Plan also provides for a stock issuance program, pursuant to which plan participants may purchase stock directly from the Company, which shares may be fully vested or may vest over time or upon attainment of performance goals.  Pursuant to the 2005 Plan, the Compensation Committee may also grant stock appreciation rights, restricted stock, restricted stock units, performance shares, and performance units.  The Compensation Committee administers the 2005 Plan. The Compensation Committee designates the persons to receive options, the number of shares subject to the options, and the terms of the options, including the option price and the duration of each option, subject to certain limitations.

Number of Shares.  The maximum number of shares of common stock available for issuance under the 2005 Plan is 10,390,000 shares, subject to adjustment in the event of stock splits, stock dividends, mergers, consolidations, and the like.  Common Stock subject to options granted under the 2005 Plan that expire or terminate will again be available for options to be issued under the 2005 Plan.

Exercise Price.  The price at which shares of Common Stock may be purchased upon exercise of an incentive stock option must be at least 100% of the fair market value of Common Stock on the date the option is granted.  The price at which shares of Common Stock may be purchased upon exercise of non-qualified stock options (called a “Non-Statutory Options” under the 2005 Plan) or pursuant to stock issuance awards must be at least the fair market value of Common Stock on the date the option is granted.  If the grant of incentive or non-qualified options or stock issuance awards is made to a person holding more than 10% of the outstanding shares of Common Stock (a “10% Stockholder”), then the price at which shares of Common Stock may be purchased upon exercise of such incentive or non-qualified options or stock issuance award must be at least 110% of fair market value as of the grant date of the Common Stock.  Stock issuance awards may also be granted for past services to the Company rather than for a cash exercise price.

Each of the option exercise price and the stock issuance award exercise price is payable in cash or by check.  In addition, the option price may also be paid through a sale and remittance procedure with any Company-designated broker, pursuant to which the option exercise price is remitted to the Company from the proceeds of any immediate sale of the shares of Common Stock acquired upon the exercise of options.  Subject to restrictions imposed by Federal securities laws and the 2005 Plan, the Compensation Committee may also permit employees to exercise options by delivery of a full-recourse promissory note.

Vesting.  Except for grants or awards made to executive officers, independent directors and consultants, the vesting of options and shares of Common Stock issued pursuant to stock issuance awards cannot be more than five years (at 20% per year) with the initial vesting occurring not later than one year after the date of grant.  The Compensation Committee has complete discretion with respect to the vesting of options and stock issuance awards made to executive officers, independent directors and consultants, subject to the Board’s compensation policy for non-management directors.

Dollar Limitations on Incentive Stock Options.  The aggregate fair market value (determined at the time the option is granted) of Common Stock with respect to which incentive stock options are exercisable for the first time in any calendar year by an optionee under the 2005 Plan or any other plan of the Company or a subsidiary, shall not exceed $100,000.

Term.  The Compensation Committee will fix the time or times when, and the extent to which, an option is exercisable, provided that no option will be exercisable later than ten years after the date of grant (or five years in the case of a 10% Stockholder).  Subject to the terms of the 2005 Plan, the Compensation Committee, at its sole discretion, shall determine when an option shall expire.  The 2005 Plan provides that the vested portion of an option may be exercised for a period of twelve months after the death or disability of an option holder, and up to three months for any other termination of an option holder’s service to the Company.  Upon any termination or expiration of service to the Company or the failure to achieve vesting objectives, then unvested shares of Common Stock issued under a stock issuance award shall be immediately surrendered to the Company for cancellation, and the holder will have no further shareholder rights with respect to those shares.  To the extent the surrendered shares were previously issued to the holder for consideration paid in cash or cash equivalent, the Company will repay to the holder the cash consideration paid for the surrendered shares (or make such other adjustment with respect to cash equivalent payment attributable to such surrendered shares).

Corporate Transactions.  In the event of a sale of the Company by merger, consolidation or sale of all or substantially all of the Company’s assets, the 2005 Plan provides that outstanding options shall vest and become immediately exercisable, unless the successor to the Company replaces the options with a cash incentive program that preserves the option holder’s spread on the unvested options at the time of the sale.  Common Stock that is issued pursuant to a stock issuance award will also fully vest upon the sale of the Company by merger, consolidation or sale of all or substantially all of the Company’s assets unless the successor is assigned repurchase rights.  The Compensation Committee may impose limitation on such acceleration with respect to any option or Common Stock that is issued pursuant to a stock issuance award.

Other Awards.  The 2005 Plan permits the Compensation Committee to grant the following kinds of awards (in addition to stock options and stock issuances):

Stock Appreciation Rights.  A stock appreciation right entitles a plan participant to receive payment from us equal to the product of (i) the difference between the fair market value of a share of Common Stock on the date of exercise over the exercise price of the stock appreciation right multiplied by (ii) the number of shares of Common Stock with respect to which the stock appreciation right is exercised.  Stock appreciation rights will be subject to all the same terms and conditions that are applicable to option grants as described above.

Restricted Stock.  A restricted stock grant provides a participant with a number shares of restricted Common Stock as determined by the Compensation Committee, in its sole discretion, subject to vesting and such other terms, conditions and restrictions related to the grant as determined by the Compensation Committee.  Once vested, the plan participant may transfer the restricted Common Stock in accordance with Federal securities laws.

Restricted Stock Units.  Restricted stock units may be granted in such amounts and with such vesting, terms, conditions, and restrictions as the Compensation Committee, in its sole discretion, determines.   The Compensation Committee may set vesting criteria of the restricted stock units based upon the achievement of performance goals, or any other Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Compensation Committee in its discretion.  Upon meeting the applicable vesting criteria, the participant will be entitled to receive a payout as determined by the Compensation Committee, which payment may be in cash, shares of Common Stock, or a combination of both.  On the date set forth in the award agreement, all unearned restricted stock units will be forfeited and will become available for future grant under the Plan.

Performance Units and Performance Shares.  Performance units and performance shares may be granted to plan participants in such numbers as determined by the Compensation Committee, in its sole discretion.  Each performance unit will have an initial value that is established by the Compensation Committee on or before the date of grant.  Each performance share will have an initial value equal to the fair market value of a share of Common Stock on the date of grant.  The Compensation Committee will set performance objectives or other vesting provisions and such other terms and conditions, including the time period during which the performance objectives or other vesting provisions must be met.  At the end of performance period and depending on the extent to which the performance criteria is met, the Compensation Committee will, in its discretion, determine the number or value of performance units/shares that will be paid out to the plan participant.  Such payment may be in the form of cash, shares of Common Stock or in a combination of both.  After the grant of a performance unit/share, the Compensation Committee, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance unit/share.  On a date set forth in an award agreement, all unearned or unvested performance units/shares will be forfeited to the Company, and again will be available for grant under the 2005 Plan.

Limitations on Awards under the 2005 Plan.  The 2005 Plan provides that no participant in the 2005 Plan may be granted, in any fiscal year, (A) options or stock issuance awards to purchase more than 5,000,000 of shares of Common Stock, (B) restricted stock, restricted stock units, stock appreciation rights or performance shares covering more than 5,000,000 of shares of Common Stock, or (C) performance units which could result in any such individual receiving more than $2,000,000.

Stockholder Rights.  The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price, and become the record holder of the purchased shares.  The holder of any shares of Common Stock issued to such holder under the Stock Issuance Program or pursuant to a grant of restricted stock, whether or not the holder’s interest in those shares is vested, shall have full shareholder rights with respect to such shares, including the right to vote such shares and to receive any regular cash dividends paid on such shares.  The holder of a stock appreciation right, restricted stock unit, performance unit or performance share shall have no shareholder rights with respect to the shares underlying such awards unless and until issued to the holder pursuant to such award.

Amendment to 2005 Plan.  The Board of Directors may amend, suspend or discontinue the 2005 Plan, but it must obtain stockholder approval to certain amendments, such as the increase of the number of shares subject to the 2005 Plan, as required pursuant to applicable laws and regulations.

Certain Federal Income Tax Consequences of Option Grants and Exercises.  Under current federal income tax law, the grant of incentive stock options under the 2005 Plan will not result in any taxable income to the optionee or any deduction for the Company at the time the options are granted. The optionee recognizes no gain upon the exercise of an option.  However the amount by which the fair market value of common stock at the time the option is exercised exceeds the option price is an “item of tax preference” of the optionee, which may cause the optionee to be subject to the alternative minimum tax. If the optionee holds the shares of common stock received on exercise of the option at least one year from the date of exercise and two years from the date of grant, he will be taxed at the time of sale at long-term capital gains rates, if any, on the amount by which the proceeds of the sale exceed the option price. If the optionee disposes of the common stock before the required holding period is satisfied, ordinary income will generally be recognized in an amount equal to the excess of the fair market value of the shares of common stock at the date of exercise over the option price, or, if the disposition is a taxable sale or exchange, the amount of gain realized on such sale or exchange if that is less. If, as permitted by the 2005 Plan, the Board of Directors permits an optionee to exercise an option by delivering already owned shares of Common Stock (valued at fair market value), the optionee will not recognize gain as a result of the payment of the option price with such already owned shares. However, if such shares were acquired pursuant to the previous exercise of an option, and were held less than one year after acquisition or less than two years from the date of grant, the exchange will constitute a disqualifying disposition resulting in immediate taxation of the gain on the already owned shares as ordinary income. It is not clear how the gain will be computed on the disposition of shares acquired by payment with already owned shares.

The foregoing discussion summarizes the federal income tax consequences of the grant and exercise of stock options under the 2005 Plan based on current provisions of the Internal Revenue Code of 1986 (as amended to date), which are subject to change. This summary does not cover any state or local tax consequences of participation in the 2005 Plan.

Securities authorized for issuance under equity compensation plans

The following table sets forth information about the common stock available for issuance under compensatory plans and arrangements as of August 31, 2007.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options	(b) Weighted-average exercise price of outstanding options under equity compensation plans	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plan approved by security holders	4,327,802	$0.58	5,626,408

Equity compensation plans not approved by security holders	—	—	—

Total	4,327,802	$0.58	5,626,408

The Company’s only equity compensation plan is the 2005 Plan.

Vote Required

Submission of the 2005 Plan for stockholder approval is not required under the terms of our existing plan or under applicable law or regulation.  However, our Board voted in favor of submitting the 2005 Plan for ratification and approval by the Company’s stockholders because the Board determined that such ratification and approval would be good corporate governance practice in this case.  In the event that the Company in the future seeks listing on a national securities exchange, the rules of such exchange may require stockholder approval of the 2005 Plan.  The Board reserves the right to make any future amendments to the 2005 Plan or our current stock option plan (as the case may be) as permitted under such respective plan or applicable law or regulation.

The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Annual meeting will be required to ratify the 2005 Plan.  In the event that the 2005 Plan is not approved, the Company will continue to use the existing 2005 Stock Option/Stock Issuance Plan (as amended on June 8, 2007, to increase the number of shares of Common Stock available for grants from 5,340,000 to 10,390,000).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF AN AMENDMENT FOR THE PURPOSE OF EXPANDING THE TYPES OF GRANTS PERMITTED UNDER THE PLAN AND LIMITING THE SIZE OF AWARDS THAT A PARTICIPANT MAY RECEIVE IN ANY FISCAL YEAR (ITEM 2 ON THE ENCLOSED PROXY CARD).

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF LEVITZACKS AS THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY

LevitZacks has served as the Company’s independent registered public accounting firm since December 2, 2005, when our sole director approved the appointment of LevitZacks (then known as Levitz, Zacks & Ciceric), independent auditors, to audit the financial statements of the Company for the 2005 fiscal year.  Prior to December 16, 2005, our sole director also performed all Audit Committee functions.  Upon recommendation of the Audit Committee, the Board of Directors approved the engagement of LevitZacks as the Company’s independent registered public accounting firm for the year ending December 31, 2007.

The Audit Committee intends to meet with LevitZacks in 2007 on a quarterly or more frequent basis.  At such times, the Audit Committee will review the services performed by LevitZacks, as well as the fees charged for such services.

A representative of LevitZacks is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires.  The representative is also expected to be available to respond to appropriate questions from stockholders.

Fees Billed to the Company by LevitZacks during Fiscal Years 2006 and 2005.

Set forth below is certain information concerning fees billed to us by LevitZacks in respect of services provided in 2005 and 2006.

	2006	2005

Audit Fees	$100,019	$68,903
Tax Fees	24,835	10,372
All Other Fees	—	—

Total	$124,854	$79,275

Audit Fees: For the years ended December 31, 2006 and 2005, the aggregate fees billed by LevitZacks for professional services rendered for audits and quarterly reviews of our consolidated financial statements, and assistance with reviews of registration statements and documents filed with the SEC.

Tax Fees: For the years ended December 31, 2006 and 2005, the aggregate fees billed by LevitZacks for services related to tax return preparation and tax planning.

All Other Fees:  For the years ended December 31, 2006 and 2005, there were no fees billed by LevitZacks for other miscellaneous services.

Policy on Audit Committee pre-approval of audit and permissible non-audit services of independent auditors

The charter of the Audit Committee, which was adopted in April 2006, requires advance approval of all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the company by our independent registered public accounting firm, subject to any exception permitted by law or regulation. The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services, provided that the Chair reports any decisions to the Audit Committee at its next scheduled meeting. All of the services performed by our independent registered public accounting firm during 2006 were pre-approved by the Audit Committee.  During 2005, our sole director pre-approved all auditing services and permitted non-audit services rendered by Levitz, Zacks & Ciceric (the former name of Lpath’s current independent registered public accounting firm).

Changes in Our Certifying Accountant

Dismissal of Independent Accountants - 2005.

Effective December 1, 2005 and in connection with the Company’s merger and reorganization with Lpath Therapeutics, Inc., our Board of Directors dismissed Beckstead and Watts, LLP (“Beckstead”) as the Company’s independent accountants.

The audit reports of Beckstead on our financial statements as of December 31, 2003 and 2002 and as of December 31, 2004 and 2003 and for the period from September 18, 2002 (date of inception) through December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that they were qualified as to our ability to continue as a going concern and contained a separate paragraph stating that “As discussed in Note 2 to the financial statements, the Company has had limited operations and have not commenced planned principal operations. This raises substantial doubt about our ability to continue as a going concern. Our management’s plan in regard to these matters is also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty”.

Our Board of Directors executed a unanimous written consent, dated December 2, 2005, that approved the dismissal of Beckstead effective as of December 1, 2005.

During the two recent fiscal years ended December 31, 2004 and the subsequent interim period through November 30, 2005, there were no disagreements between the Company and Beckstead as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Beckstead, would have caused Beckstead to make reference in their reports on the financial statements for such years to the subject matter of the disagreement.

During the Company’s two fiscal years ended December 31, 2004, and the subsequent interim period through November 30, 2005, there were no “reportable events” (as that term is defined in Item 304(a)(l)(v) of Regulation S-K).

Engagement of New Independent Accountants - 2005.

Effective December 2, 2005, we engaged Leviz, Zacks & Ciceric (now known as LevitZacks) as our new independent accountants. Our Board of Directors executed a unanimous written consent, dated December 2, 2005, that approved the engagement of LevitZacks effective as of December 2, 2005, LevitZacks was previously engaged as the independent auditors of Lpath Therapeutics, Inc. in 2005 to audit its 2003 and 2004 financial statements. In the Company’s two fiscal years ended December 31, 2004 and any subsequent interim period through the date of the engagement, the Company did not consult with LevitZacks regarding either:

(a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that LevitZacks concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(b) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(l)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a “reportable event,” as that term is defined in Item 304 (a)(l)(v) of Regulation S-B.

Vote required

Submission of the appointment to stockholder approval is not required.  However, the Board of Directors will reconsider the appointment if it is not approved by stockholders.  The appointment will be deemed ratified if a majority of the shares entitled to vote on this matter votes in favor of the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF LEVITZACKS AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007 (ITEM 3 ON THE ENCLOSED PROXY CARD).

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee of the Board of Directors of Lpath, Inc. with respect to Lpath’s audited financial statements for the fiscal year ended December 31, 2006, included in the Company’s Annual Report on Form 10-KSB, filed with the Securities and Exchange Commission on April 16, 2007.  The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Review with Management

The members of the Audit Committee reviewed and discussed the audited financial statements with certain members of the management of the Company.

Review and Discussions with Independent Accountants

The Audit Committee of the Board of Directors of Lpath, Inc. met on March 1, 2007 to review the financial statements for the fiscal year ended December 31, 2006 audited by LevitZacks, Lpath’s independent registered public accounting firm.  The Audit Committee discussed with a representative of LevitZacks the matters required to be discussed by SAS 61.  The Audit Committee received the written disclosures and the letter from LevitZacks required by Independence Standards Board Standard No. 1 and has discussed with LevitZacks its independence.

Conclusion

Based on the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2006 be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.

The Audit Committee of the Board of Directors:

Charles Mathews, Director
Jeffrey Ferrell, Director

EXECUTIVE COMPENSATION

The following table summarizes the compensation that we paid to our Chief Executive Officer and each of our two other most highly compensated executive officers (collectively, the “Named Executives”) during the year ended December 31, 2006.

Summary Compensation Table

Name and Principal Position	Year	Salary		Bonus		Option Awards		All Other Compensation (6)		Total

Scott R. Pancoast	2006	$323,965	(1)	$25,000	(4)	$305,717	(5)	$8,800	(6)	$663,482
Chief Executive Officer and President
William A. Garland, Ph.D.	2006	$177,878	(2)	$—		$95,401	(5)	$—		$273,279
Vice President, Drug Development
Gary J.G. Atkinson	2006	$208,003	(3)	$—		$41,360	(5)	$5,969	(6)	$255,332
Vice President, Chief Financial Officer

(1)          Scott Pancoast, our CEO and President, was paid a base salary of $330,000 per annum, effective as of January 1, 2006.  Effective May 14 , 2007 Mr. Pancoast’s base salary was increased to $350,000.  During 2005 and 2006, in addition to his duties as Lpath’s CEO, Mr. Pancoast continued to serve as the Executive Vice President of WSIC, which is co-owned by two of Lpath’s largest stockholders.  Lpath was reimbursed by WSIC for the portion of his compensation and benefits corresponding to the time he devoted to WSIC matters.  Effective December 31, 2006, Mr. Pancoast resigned from his position as an officer and director of WSIC, however, he will continue to serve as a member of the board of directors of four WSIC portfolio companies.  .  Mr. Pancoast may be granted annual bonuses and stock options at the discretion of the Board, upon review and recommendation by the Compensation Committee.

(2)          William Garland, Ph.D., our Vice President, Development will be paid a base of $170,000.00 per annum, effective as of January 1, 2006, pursuant to his consulting agreement.  Services rendered by Dr. Garland in excess of 36 hours (up to 44 hours) per week will be compensated at the rate of $100 per hour and any hours in excess of 44 hours per week will be paid at $150 per hour.  Dr. Garland was also granted stock options in connection with his consulting agreement.

(3)          Gary Atkinson, our Vice President and Chief Financial Officer, was paid a base salary of $210,000 per annum, effective as of February 6, 2006.  Effective May 14, 2007, Mr. Atkinson’s base salary was increased to $227,000.  Mr. Atkinson will devote his full time duties to the company, except that a portion of his time may, from time to time, be devoted to matters relating to Western States Investment Corporation (in which case, the company will be reimbursed by WSIC).  Mr. Atkinson may be granted annual bonuses and stock options at the discretion of the Board, upon review and recommendation by the Compensation Committee.

(4)          Scott R. Pancoast received a bonus in 2006 in recognition of his performance and achievements in 2005.

(5)          Option award compensation represents the aggregate annual stock compensation expense of the officer’s outstanding stock option grants.  Pursuant to the provisions of SFAS No. 123R stock-based compensation is measured at the grant date based on the fair value of the award and is recognized as compensation expense over the service period, which generally represents the vesting period.  For stock options granted to Mr. Pancoast prior to January 1, 2006 (the date on which he became an employee), stock-based compensation expense is based on the fair value of the unvested portion of the award as of January 1, 2006.  Material terms of option awards for each of the named executive officers are set forth in the following table entitled “Outstanding Equity Awards at Fiscal Year-End 2006”.

(6)          Amounts represent company matching 401(k) contributions.

The following table details unexercised stock options for each of our Named Executives as of December 31, 2006.

Outstanding Equity Awards at Fiscal Year-End 2006

Option Awards
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options		Option	Option
	(#)	(#)		Exercise	Expiration
Name	Exercisable	Unexercisable		Price	Date (1)

Scott R. Pancoast	54,167	145,833	(2)	$0.80	11/30/2015
	98,499	150,341	(2)	$0.22	5/16/2015
	275,000	325,000	(3)	$0.08	3/29/2015
	75,000	—		$0.05	8/25/2014
	10,000	—		$0.10	5/19/2009
	30,000	—		$0.10	3/22/2008
William A. Garland, Ph.D.	—	100,000	(2)	$1.25	3/3/2016
	27,083	72,917	(2)	$0.80	11/30/2015
	29,757	45,418	(2)	$0.22	5/16/2015
	28,125	21,875	(3)	$0.05	8/25/2014
	66,000	—		$0.05	9/9/2013
	100,000	—		$0.05	2/12/2013
Gary J.G. Atkinson	20,312	54,688	(2)	$0.80	11/30/2015
	65,625	159,375	(2)	$0.64	10/28/2015

(1)          For each option shown, the expiration date is the 10th anniversary of the date the option was granted.

(2)          One quarter of the shares vest one year from the date of grant, the remaining shares vest monthly over the following three years.

(3)          Shares vest monthly over four years.

Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors, which is composed of outside directors, is responsible for setting and administering the policies and programs that govern compensation.  The Compensation Committee was originally formed in March 2006.  Prior to that time, the Board of Directors performed the function of the Compensation Committee.  From the date of our acquisition of Lpath Therapeutics Inc. on November 30, 2005, to the formation of the Compensation Committee in March 2006, there were no changes to executive compensation.  For 2006, the Company’s executive compensation consisted of two components: (1) an annual component, i.e., salaries and cash bonuses, and (2) a long-term component, i.e., stock options.  The Compensation Committee bases its decisions on executive compensation based on individual assessments of the amount of compensation required to attract individuals to fill positions in the Company and motivate those individuals to focus on achieving the objectives of the Company.  The Compensation Committee seeks to reward the management team if the Company achieves its corporate objectives, and it also recognizes meaningful differences in individual performance and offers the opportunity for executives to earn rewards when merited by individual performance.

Annual Component.  Salaries for executive officers are determined by the Compensation Committee with reference to the job description and a general assessment of the executive’s performance, experience, and potential.  The Company does not pay year-end bonuses.  However, bonuses may be granted subject to accomplishment of significant corporate objectives.  The Committee establishes these salaries annually, depending upon the individual.

Long-Term Component.  The Compensation Committee awards stock options or contingent stock options to its executive officers based on the Committee’s assessment of the accomplishment of corporate and individual objectives.  These options provide the opportunity to buy a number of shares of the Company’s Common Stock at a price equal to the market price of the stock on the date of Committee approval of the grant.  These options are generally subject to a monthly vesting schedule over a four-year period.  The Committee believes that, because these options gain value only to the extent that the price of the Company’s Common Stock increases above the option exercise price during the term of the optionee’s service, management’s equity participation offers a significant incentive and helps to create a long-term partnership between management/owners and other stockholders.  The Committee believes that the grant of stock options should reflect the Company’s success in meeting objectives established by the Board, each individual officer’s ability to attain such objectives, and such officer’s contribution towards the attainment of past objectives.

The Compensation Committee of the Board of Directors:

Charles Mathews
Donald R. Swortwood
Jeffrey Ferrell

Section 16(a) Beneficial Ownership Reporting Compliance.

No person who, during the fiscal year ended December 31, 2006, was a director or officer of the Company, or beneficial owner of more than ten percent of the Company’s Common Stock (which is the only class of securities of the Company registered under Section 12 of the Securities Exchange Act of 1934 (the “Act”)), failed to file on a timely basis reports required by Section 16 of the Act during such fiscal year, except for (i) Charles Mathews, who filed his Form 3 late on March 16, 2006, (ii) Geoffrey Swortwood, who filed his Form 3 and Form 4 late on August 7, 2006, (iii) David Purcell, who filed his Form 3 and Form 4 late on December 18, 2006 and (iv) Genevieve Hansen, who filed her Form 3 and Form 4 late on December 18, 2006.  The foregoing is based solely upon a review by the Company of Forms 3 and 4 relating the most recent fiscal year as furnished to the Company under Rule 16a-3(d) under the Act, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any representation received by the Company from any reporting person that no Form 5 is required.

Security Ownership of Certain Beneficial Owners and Management.

The following table sets forth information on the beneficial ownership of the Registrant’s Class A common stock by executive officers and directors, as well as stockholders who are known by us to own beneficially more than 5% of our common stock, as of July 31, 2007.  Except as listed below, the address of all owners listed is c/o Lpath, Inc., 6335 Ferris Square, Suite A, San Diego, CA  92121.

Name of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership(1)		Percent of Common Stock Outstanding(2)
LB I Group Inc c/o Lehman Brothers Inc. 399 Park Avenue New York, NY 10022 Attn: Jeffrey Ferrell and Will Yelsits	11,368,485	(3)	23.7%

Charles Polsky Portfolio Manager WHI Growth Fund, L.P. 191 N. Wacker Drive, Suite 1500 Chicago, IL 60606	6,339,600	(6)	13.6%

Name of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership(1)		Percent of Common Stock Outstanding(2)
Donald R. Swortwood Chairman & Chief Executive Officer Western States Investment Group 6335 Ferris Square, Ste A, San Diego, CA 92121 Director	5,830,783	(4)	12.8%

Letitia H. Swortwood Western States Investment Group 6335 Ferris Square, Ste A, San Diego, CA 92121	5,816,200	(5)	12.8%

Eugene McColley Managing General Partner Roaring Fork Capital SBIC, L.P. 800 East Prentice Ave., Ste 745 Greenwood Village, CO 80111	4,223,289	(7)	9.1%

E. Jeffrey Peierls 73 S. Holman Way Golden, CO 80401	3,509,026	(8)	7.6%

Brian E. Peierls 7808 Harvestman Cove Austin, TX 78731	2,893,289	(9)	6.3%

Scott Pancoast President, Chief Executive Officer and Director	858,573	(10)	1.9%

Roger Sabbadini, Ph.D. Founder, Chief Scientific Officer, and Director	1,276,056	(11)	2.8%

William Garland, Ph.D. Vice President, Drug Development	330,685	(12)	*

Gary J.G. Atkinson Vice President, Chief Financial Officer and Secretary	142,188	(13)	*

Genevieve Hansen Vice President, Research	85,950	(14)	*

Charles Mathews Director	18,750	(15)	*

Jeffrey Ferrell Director	-0-		*

All directors and executive officers as a group (eight persons)	8,542,985		18.1%

From time to time, the number of our shares held in the “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares of our common stock outstanding.

* Less than one percent.

(1) A person is considered to beneficially own any shares: (i) over which the person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which the person has the right to acquire beneficial ownership at any time within 60 days (such as through exercise of stock options). Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

(2) Percentage information is based on 44,927,920 shares of Class A Common Stock outstanding as of July 31, 2007, plus each person’s warrants or options that are currently exercisable or that will become exercisable within 60 days of July 31, 2007.  Percentage information for each person assumes that no other individual will exercise any warrants and/or options.

(3) Includes 2,947,385 shares of Class A common stock issuable upon the exercise of warrants.  Lehman Brothers Holdings Inc., a public reporting company, is the parent company of Lehman Brothers Inc.  Lehman Brothers Inc. is a registered broker-dealer.  LB I Group Inc.  is an affiliate of a broker-dealer.

4) Includes 572,085 shares of Class A common stock issuable upon the exercise of warrants, 14,583 shares of Class A common stock issuable upon the exercise of outstanding options, and 588,000 shares of Class A common stock owned by WSIC.  Mr. Swortwood owns 50% of WSIC.

(5) Includes 572,085 shares of Class A common stock issuable upon the exercise of warrants, and 588,000 shares of Class A common stock owned by WSIC.  Mrs. Swortwood owns 50% of WSIC.

(6) Includes 1,748,600 shares of Class A common stock and 612,010 shares of Class A common stock issuable upon the exercise of warrants owned directly by WHI Growth Fund, L.P.  Also includes 1,052,640 shares of Class A common stock and 368,424 shares of Class A common stock issuable upon the exercise of warrants held by WHI Morula Fund, LLC, 842,120 shares of Class A common stock and 294,742 shares of Class A common stock issuable upon the exercise of warrants held by WHI Select Fund, L.P., and 1,052,640 shares of Class A common stock and 368,424 shares of Class A common stock issuable upon the exercise of warrants held by Panacea Fund, LLC.  William Harris Investors, Inc., a registered investment advisor, serves as the General Partner for the WHI Growth Fund, L.P. and the WHI Select Fund, L.P.  They also serve as the Manager of WHI Morula Fund, LLC, and the Panacea Fund, LLC.

(7) Includes 1,401,316 shares of Class A common stock issuable upon the exercise of warrants.

(8) Includes 255,263 shares of Class A common stock and 126,842 shares of Class A common stock issuable upon the exercise of warrants owned directly by Mr. E. Jeffrey Peierls.  Also includes 1,602,631 shares of Class A common stock and 785,921 shares of Class A common stock issuable upon the exercise of warrants held by The Peierls Foundation, Inc. (the “Foundation”), and 163,158 shares of Class A common stock and 82,105 shares of Class A common stock issuable upon the exercise of warrants held by the U. D. Ethel Peierls Charitable Lead Trust (the “Lead Trust”), and 365,264 shares of Class A common stock and 127,842 shares of Class A common stock issuable upon the exercise of warrants held by the following trusts: UD E.F. Peierls for B.E. Peierls, UD E.F. Peierls for E.J. Peierls, UD J.N. Peierls for B.E. Peierls, UD J.N. Peierls for E.J. Peierls, UD E.S. Peierls for E.F. Peierls, UW Jennie Peierls for B.E. Peierls, UW Jennie Peierls for E.J. Peierls, UW E.S. Peierls for BEP Art VI-Accum, UW E.S. Peierls for EJP Art VI-Accum (the “Trusts”).  Mr. E. Jeffrey Peierls is the President and a Director of the Foundation and is a Co-Trustee of the Lead Trust, and is a Co-Trustee of the Trusts.  Mr. E. Jeffrey Peierls has voting and investment power over the shares of our Class A common stock held by the Foundation, the Lead Trust and the Trusts.

(9) Includes 173,684 shares of Class A common stock and 85,790 shares of Class A common stock issuable upon the exercise of warrants owned directly by Mr. Brian E. Peierls.  Also includes 1,602,631 shares of Class A common stock and 785,921 shares of Class A common stock issuable upon the exercise of warrants held by the Foundation and 163,158 shares of Class A common stock and 82,105 shares of Class A common stock issuable upon the exercise of warrants held by the Lead Trust.  Mr. Brian E. Peierls is the Vice President and a Director of the Foundation and is a Co-Trustee of the Lead Trust.  Mr. Brian E. Peierls has voting and investment power over the shares of our Class A common stock held by the Foundation and the Lead Trust.

(10) Includes 34,750 shares of Class A common stock issuable upon the exercise of warrants and 739,323 shares of Class A common stock issuable upon the exercise of outstanding options.

(11) Includes 380,256 shares of Class A common stock issuable upon the exercise of outstanding options.

(12) Includes 330,685 shares of Class A common stock issuable upon the exercise of outstanding options.

(13) Includes 142,188 shares of Class A common stock issuable upon the exercise of outstanding options.

(14) Includes 7,350 shares of Class A common stock issuable upon the exercise of warrants and 57,600 shares of Class A common stock issuable upon the exercise of outstanding options.

(15) Includes 18,750 shares of Class A common stock issuable upon the exercise of outstanding options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On March 8, 2007, Scott Pancoast, our CEO, and Donald Swortwood, one of our directors, committed up to an aggregate of $400,000 in bridge debt financing to us.  Such financing was intended to provide the Company with immediate working capital prior to completion of a financing.  Mr. Pancoast and Mr. Swortwood each agreed to commit up to $200,000.  As an inducement to the Commitment, the Registrant agreed to provide a commitment fee consideration to each Lender equal to four percent (4%) of the amount committed by each of Mr. Pancoast and  Mr. Swortwood and Ms. Swortwood.  On March 23, 2007, pursuant to their commitment to provide the bridge debt financing to us, we and Mr. Pancoast signed a convertible secured promissory note dated March 23, 2007 in the principal amount of $50,000, and we and each of Mr. Swortwood and Letitia Swortwood signed a convertible secured promissory note dated March 23, 2007 in the principal amount of $25,000.  The promissory notes bear interest at the rate of 9% per annum.  The terms of the promissory notes required that the outstanding principal balance and all accrued but unpaid interest be paid upon the earlier of September 30, 2007, or the date of the next Qualified Financing Round (as defined in the promissory notes).  All of these promissory notes were repaid in full, together with accrued interest, on April 10, 2007, following the closing of the Private Placement on April 6, 2007.  In addition, under the terms of the promissory notes, we agreed to reimburse Lenders up to an aggregate of $15,000 for legal and other professional expenses incurred in connection with their commitment for bridge financing and the promissory note.  Our obligations under the promissory notes were secured primarily by proceeds received from our intellectual property assets.

Non-interested members of our Board of Directors and Audit committees approved the commitment and the terms of the promissory notes.

Prior to his appointment as our President and Chief Executive Officer, Scott Pancoast served as the Executive Vice President of Western States Investment Corporation (“WSIC”).  Until December 31, 2006, he also continued to serve as the Executive Vice President of WSIC.  During 2006, Lpath charged WSIC for a portion of Mr. Pancoast’s compensation and benefits, based on the proportion of his time committed to WSIC matters.  On December 31, 2006 Mr. Pancoast resigned from his position as an officer and director of WSIC. However, he will continue to serve as a member of the board of directors of four WSIC portfolio companies.

Gary Atkinson was appointed Vice President and Chief Financial Officer of Lpath on October 26, 2005.  Mr. Atkinson will devote his full time duties to the Company, except that a portion of his time may, from time to time, be devoted to matters relating to WSIC (in which case the Company will be reimbursed by WSIC)..

On August 12, 2005, Lpath signed a five-year lease for 7,300 square feet of laboratory and office space in a building located at 6335 Ferris Square, San Diego, California.  Western States Investment Corporation, which is co-owned by two of Lpath’s largest stockholders, has subleased approximately 2,000 square feet of the executive offices in this facility.  The terms of such sublease, in general, mirror the terms of Lpath Therapeutics’ direct lease; however, WSIC has the right to terminate the sublease should Lpath Therapeutics be purchased by or merged into another company.  This sublease was amended effective April 1, 2007 to reflect Lpath’s increased use of the premises and the corresponding decrease in utilization of space in Lpath’s facility by WSIC.

To enter into the operating lease agreement described above, the landlord required that $360,000 of the lease obligation be guaranteed.  This guarantee was provided for Lpath Therapeutics by WSIC in exchange for a warrant to purchase 588,000 shares of Lpath Therapeutics’ common stock.  The warrant terms included an exercise price of $0.80 per share, with an expiration date of May 31, 2007.  The value of this warrant at the time of grant was calculated, using the Black-Scholes model, to be $61,485.  This warrant was fully exercised in May 2007.

We believe that each of the transactions set forth above were entered into on (i) terms as fair as those that could be obtained from independent third parties, and (ii) were ratified by a majority (but no less than two) of our independent directors who did not have an interest in the transaction and who had access to our counsel at our expense.

OTHER MATTERS

The management of the Company is not aware of any matter to be acted upon at the Annual Meeting other than the matters described above.  However, if any other matter properly comes before the Annual Meeting, the proxy holders will vote the proxies thereon in accordance with their best judgment on such matter.

PROXY SOLICITATION

The Company will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners.  This proxy statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock.  The Company will bear the expenses of calling and holding the Annual Meeting and the soliciting of proxies therefor.

The Company may consider the engagement of a proxy solicitation firm.  Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact.  They will not receive any additional compensation for these activities.

STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Proposals which are the proper subject for inclusion in the proxy statement and for consideration at an annual meeting may be presented by stockholders.  In order to be eligible to submit a proposal, a stockholder must have continuously held at least $2,000 in market value, or 1% of the Company’s securities entitled to be voted on the proposal at the meeting for at least one year by the date the stockholder submits the proposal.  In addition, the stockholder must continue to hold those securities through the date of the meeting.  Under current Securities and Exchange Commission rules, to be included in the Company’s proxy statement and proxy card, any proposal by a stockholder intended to be presented at the 2008 annual meeting of stockholders must be received by the Company, subject to certain exceptions, no later than May 7, 2008.  Any such proposal, including any accompanying supporting statement, may not exceed 500 words.  Such proposal should be addressed to the Secretary of the Company, Gary J.G. Atkinson.  In addition, the proxy solicited by the Board of Directors for the 2008 annual meeting of stockholders will confer discretionary authority to vote on any stockholder proposal raised at the 2008 annual meeting of stockholders that is not described in the 2008 proxy statement unless the Company has received notice of such proposal on or before the close of business on May 7, 2008.  However, if the Company determines to change the date of the 2007 annual meeting of stockholders more than 30 days from October 9, 2007, the Company will provide stockholders with a reasonable time before the Company begins to print and mail its proxy materials for the 2008 annual meeting of stockholders in order to allow stockholders an opportunity to make proposals in accordance with the rules and regulations of the Securities and Exchange Commission.

ANNUAL REPORTS

Our 2006 Annual Report to Stockholders, which contains our Annual Report on Form 10-KSB, including its financial statements for the year ended December 31, 2006, accompanies this proxy statement.  The Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006 will also be made available (without exhibits), free of charge, to interested stockholders upon written request to Mark Lydecker, Controller, 6335 Ferris Square. Suite A, San Diego, CA 92121, telephone (858) 678-0800.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gary J.G. Atkinson

Gary J.G. Atkinson
Vice President, Chief Financial Officer, and Secretary

September 4, 2007

Appendix A

LPATH, INC.

AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN

ARTICLE ONE

GENERAL PROVISIONS

I.                             PURPOSE OF THE PLAN

This Amended and Restated 2005 Equity Incentive Plan is intended to promote the interests of Lpath, Inc., a Nevada corporation, by providing eligible persons in the Corporation’s employ or service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II.                           STRUCTURE OF THE PLAN

The Plan shall permit, through the Option Grant Program, the Stock Issuance Program, and the Award Grant Program, the grant of options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units.

III.                          ADMINISTRATION OF THE PLAN

A             The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.  Either the Board or the Committee thus designated by the Board is hereinafter referred to as the “Plan Administrator.”

B.            The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option or stock issuance thereunder.

C.            The Plan Administrator will have the authority, in its discretion to: to determine the Fair Market Value; to select the individuals eligible to receive Awards hereunder; to determine the number of shares of Common Stock to be covered by each Award granted hereunder; to approve forms of Award Agreements for use under the Plan; to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Plan Administrator will determine; to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws; to modify or amend each Award, including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an option; to allow Participants to satisfy withholding tax obligations in such manner as prescribed in the Plan; to authorize any person to execute on behalf of the Corporation any instrument required to effect the grant of an Award previously granted by the Plan Administrator; to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Plan Administrator may determine; and to make all other determinations deemed necessary or advisable for administering the Plan.

D.            Different Committees with respect to different groups of eligible individuals may administer the Plan.  To the extent that the Plan Administrator determines it to be desirable or necessary to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3of the Exchange Act, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

IV.                          ELIGIBILITY

A.            The persons eligible to participate in the Plan are as follows:

(i)            Employees,

(ii)           non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and

(iii)          consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B.            The Plan Administrator shall have full authority to determine, (i) with respect to the grants made under the Option Grant Program, the Stock Issuance Program, or the Award Grant Program, which eligible persons are to receive the option or stock appreciation right grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option and/or stock appreciation right is to become exercisable, the vesting schedule (if any) applicable to the Award and the maximum term for which the Award is to remain outstanding, and (ii) with respect to stock issuances made under the Stock Issuance Program or the Award Grant Program, which eligible persons are to receive such Awards, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

C.            The Plan Administrator shall have the absolute discretion to grant Awards in accordance with the Option Grant Program, the Stock Issuance Program, or the Award Grant Program, and to establish and determine such terms and conditions as the Plan Administrator deems appropriate and necessary under any such program.

V.                           STOCK SUBJECT TO THE PLAN

A.            The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 10,390,000 shares, unless amended by approval of the Board and the Stockholders.

B.            Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise or direct issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.

C.            Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.  In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation’s preferred stock into shares of Common Stock.

VI.                          LIMITATIONS

No Employee, or other eligible individual, shall be granted, in any fiscal year of the Corporation, (A) options or stock appreciation rights to purchase more than 5,000,000 of shares of Common Stock, (B) restricted stock, restricted stock units or performance shares covering more than 5,000,000 of shares of Common Stock, or (C) performance units which could result in any such individual receiving more than $2,000,000.

ARTICLE TWO

OPTION GRANT PROGRAM

I.                             OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator, provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A.            Exercise Price.

1.             The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions;

(i)            The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

(ii)                                  If the person to whom the option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.

2.             The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

(i)            in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(ii)           to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (A) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.            Exercise and Term of Options.  Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

C.            Effect of Termination of Service.

1.             The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(i)             Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then the Optionee shall have a period of three(3) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

(ii)            Should Optionee’s Service terminate by reason of Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

(iii)           If the Optionee dies while holding an outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance shall have a twelve (12)-month period following the date of the Optionee’s death to exercise such option.

(iv)           Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

(v)            During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at the time exercisable or in which the Optionee is not otherwise at that time vested.

(vi)           Should Optionee’s Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to remain outstanding.

2.             The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to;

(i)             extend the period of time for which the option is to remain exercisable following Optionee’s cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii)            permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

D.            Shareholder Rights. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the recordholder of the purchased shares.

E.             Unvested Shares. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares.  The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.  The Plan Administrator may not impose a vesting schedule upon the option grant or any shares of Common Stock subject to that option which is more restrictive than twenty percent (20%) per year vesting, with the initial vesting to occur not later than one (1) year after the option grant date. However, such limitation shall not apply (i) at any time applicable law does not require such mandatory minimum vesting; or (ii) to any grant of stock options to the officers of the Corporation, non-employee Board members or independent consultants.

F.             Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death.

H.            Withholding. The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

II.                           INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of the Plan shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

A.            Eligibility. Incentive Options may only be granted to Employees.

B.            Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

C.            Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

D.            10% Shareholder. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the option term shall not exceed five (5) years measured from the option grant date.

III.                          CORPORATE TRANSACTION

A.            The shares subject to each option outstanding under the Plan at the time of a Corporate Transaction shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock.  However, the shares subject to an outstanding option shall not vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction and the Corporation’s repurchase rights with respect to the unvested option shares are concurrently assigned to such successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

B.            All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

C.            Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

D.            Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

E.             The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration (in whole or in part) of one or more outstanding options (and the immediate termination of the Corporation’s repurchase rights with respect to the shares subject to those options) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed in the Corporate Transaction.

F.             The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure such option so that the shares subject to that option will automatically vest on an accelerated basis should the Optionee’s Service terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which the option is assumed and the repurchase rights applicable to those shares do not otherwise terminate. Any option so accelerated shall remain exercisable for the fully-vested option shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.  In addition, the Plan Administrator may provide that one or more of the Corporation’s outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall accordingly vest at that time.

G.            The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded.  To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

H.            The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.                          CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefore new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.                             STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

A.            Purchase Price.

1.             The purchase price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issue date.  However, the purchase price per share of Common Stock issued to a 10% Shareholder shall not be less than one hundred and ten percent (110%) of such Fair Market Value.

2.             Subject to the provisions of Section I of Article Four, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i)            cash or check made payable to the Corporation, or

(ii)           past services rendered to the Corporation (or any Parent or Subsidiary).

B.            Vesting Provisions.

1.             Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of Performance

Goals.  However, the Plan Administrator may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than twenty percent (20%) per year vesting, with initial vesting to occur not later than one (1) year after the issuance date.  Such limitation shall not apply (i) at any time applicable law does not require such mandatory minimum vesting; or (ii) to any Common Stock issuances made to the officers of the Corporation, non-employee Board members or independent consultants.

2.             Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

3.             The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

4.             Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares.  To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

5.             The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non- attainment of the applicable performance objectives.

II.                           CORPORATE TRANSACTION

A.            Upon the occurrence of a Corporate Transaction, all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

B.            The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation’s repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

III.                          SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE FOUR

AWARD GRANT PROGRAM

I.                             STOCK APPRECIATION RIGHTS

Each stock appreciation right shall be evidenced by one or more documents in the form approved by the Plan Administrator, provided, however, that each such document shall comply with the terms specified below.

The Plan Administrator will have complete discretion to determine the number of stock appreciation rights grants to any individual and to determine the terms and conditions of any such Award.  Upon exercise of a stock appreciation right, a Participant will be entitled to receive payment from the Corporation in an amount determined by multiplying: (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the exercise price; times (ii) the number of shares of Common Stock with respect to which the stock appreciation right is exercised.  Other than as provided in this Article Four, each stock appreciation right shall be subject to all the same terms and conditions of the Option Grant Program that are applicable to option grants.

II.                           RESTRICTED STOCK UNITS

The Plan Administrator, at any time and from time to time, may grant restricted stock units in such amounts as the Plan Administrator, in its sole discretion, will determine.  After the Plan Administrator determines that it will grant restricted stock units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of restricted stock units.

The Plan Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of restricted stock units that will be paid out to the Participant.  The Plan Administrator may set vesting criteria based upon the achievement of Performance Goals, or any other Corporation-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Plan Administrator in its discretion.

Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Plan Administrator.  Notwithstanding the foregoing, at any time after the grant of restricted stock units, the Plan Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

Payment of earned restricted stock units will be made as soon as practicable after the date(s) determined by the Plan Administrator and set forth in the Award Agreement.  The Plan dministrator, in its sole discretion, may only settle earned restricted stock units in cash, shares of Common Stock, or a combination of both.

On the date set forth in the Award Agreement, all unearned restricted stock units will be forfeited to the Corporation.

III.                          PERFORMANCE UNITS AND PERFORMANCE SHARES

Performance units and performance shares may be granted to eligible individuals at any time and from time to time, as will be determined by the Plan Administrator, in its sole discretion.  The Plan Administrator will have complete discretion in determining the number of performance units and performance shares granted to each Participant.

Each performance unit will have an initial value that is established by the Plan Administrator on or before the date of grant.  Each performance share will have an initial value equal to the Fair Market Value of a share of Common Stock on the date of grant.

The Plan Administrator will set performance objectives or other vesting provisions (including, without limitation, any Performance Goal, continued status as an Employee, consultant or director) in its discretion which, depending on the extent to which they are met, will determine the number or value of performance units/shares that will be paid out to the Participant.  The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.”  Each Award of performance units/shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Plan Administrator, in its sole discretion, will determine.  The Plan Administrator may set performance objectives based upon the achievement of Performance Goals, or any other Corporation-wide, divisional, or individual goals, or any other basis determined by the Plan Administrator in its discretion.

After the applicable Performance Period has ended, the holder of performance units/shares will be entitled to receive a payout of the number of performance units/shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved.  After the grant of a performance unit/share, the Plan Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance unit/share.

Payment of earned performance units/shares will be made as soon as practicable after the expiration of the applicable Performance Period.  The Plan Administrator, in its sole discretion, may pay earned performance units/shares in the form of cash, in shares of Common Stock (which have an aggregate Fair Market Value equal to the value of the earned performance units/shares at the close of the applicable Performance Period) or in a combination thereof.

On the date set forth in the Award Agreement, all unearned or unvested performance units/shares will be forfeited to the Corporation, and again will be available for grant under the Plan.

ARTICLE FIVE

MISCELLANEOUS

I.                             FINANCING

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price or the purchase price for shares issued to such person under the Plan by delivering a full-recourse, interest-bearing promissory note payable in one or more installments and secured by the purchased shares. However, any promissory note delivered by a consultant must be secured by collateral in addition to the purchased shares of Common Stock. In no event shall the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.                           EFFECTIVE DATE AND TERM OF PLAN

A.            The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation’s shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board’s adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

B.            The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction.  All options and unvested stock issuances outstanding at that time under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

III.                          AMENDMENT OF THE PLAN

A.            The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification.  In addition, certain amendments may require shareholder approval pursuant to applicable laws and regulations.

B.            Options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

IV.                          USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

V.                           WITHHOLDING

The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any options or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

VI.                          REGULATORY APPROVALS

The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program or Award Grant Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

VII.                        NO EMPLOYMENT OR SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

VIII.                       FINANCIAL REPORTS

The Corporation shall, if required by applicable law, deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.

IX.                          LEAVES OF ABSENCE

Unless the Plan Administrator provides otherwise or except as required by applicable laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence.  A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Corporation or (ii) transfers between locations of the Corporation or between the Corporation, its Parent, or any Subsidiary.  For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Corporation is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-Statutory Stock Option.

X.                    CONDITIONS UPON ISSUANCE OF SHARES OF COMMON STOCK

Shares of Common Stock will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such shares will comply with applicable laws and will be further subject to the approval of counsel for the Corporation with respect to such compliance.

As a condition to the exercise of an Award, the Corporation may require the person exercising such Award to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Corporation, such a representation is required.

The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, will relieve the Corporation of any liability in respect of the failure to issue or sell such shares as to which such requisite authority will not have been obtained.

As approved and adopted by the Board of Directors of Lpath, Inc. (then known as Neighborhood Connections Inc.) on November 29, 2005 and approved by Stockholders on November 29, 2005.  The Board of Directors of Lpath, Inc. approved this amendment and restatement of the Plan on August 21, 2007 and the Stockholders approved such amendment and restatement on                , 2007.

APPENDIX

The following definitions shall be in effect under the Plan:

A.                                  Award shall mean, individually or collectively, a grant under the Plan of options, stock appreciation rights, restricted stock, restricted stock units, performance shares or performance units.

B.                                    Award Grant Program shall mean the Award grant program in effect under the Plan.

C.                                    Board shall mean the Corporation’s Board of Directors.

D.                                   Code shall mean the Internal Revenue Code of 1986, as amended.

E.                                     Committee shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

F.                                     Common Stock shall mean the Corporation’s common stock.

G.                                    Corporate Transaction shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

(i)                                    a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii)                                 the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.

H.                                   Corporation shall mean Lpath, Inc., Nevada corporation, and any successor corporation to all or substantially all of the assets or voting stock of Lpath, Inc. which shall by appropriate action adopt the Plan.

I.                                        Disability shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.

J.                                       Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

K.                                   Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

L.                                     Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)                                    If the Common Stock is at the time traded on the Nasdaq National Market (or the Nasdaq Capital Market or the OTC Bulletin Board), then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market (or the Nasdaq Capital Market or the OTC Bulletin Board). If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)                                 If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii)                              If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

M.                                Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

N.                                   Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i)                                    such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii)                                 such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual’s consent.

O.                                   Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

P.            1934 Act shall mean the Securities Exchange Act of 1934, as amended.

Q.                                   Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

R.            Option Grant Program shall mean the option grant program in effect under the Plan.

S.             Optionee shall mean any person to whom an option is granted under the Plan.

T.                                     Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

U.                                    Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

V.                                     Performance Goals shall mean the goal(s) determined by the Plan Administrator (in its discretion) to be applicable to a Participant with respect to an Award.  As determined by the Plan Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (i) revenue, (ii) gross margin, (iii) operating margin, (iv) operating income, (v) pre-tax profit, (vi) earnings before interest, taxes and depreciation, (vii) net income, (viii) cash flow, (ix) expenses, (x) the market price of the Share, (xi) earnings, (xii) return on stockholder equity, (xiii) return on capital, (xiv) product quality, (xv) economic value added, (xvi) number of customers, (xvii) market share, (xviii) return on investments, (xix) profit after taxes, (xx) customer satisfaction, (xxi) business divestitures and acquisitions, (xxii) supplier awards from significant customers, (xxiii) new product development, (xxiv) working capital, (xxv) individual objectives, (xxvi) time to market, (xxvii) return on net assets, and (xxviii) sales.  The Performance Goals may differ from Participant to Participant and from Award to Award.  Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (iii) on a per-share basis, (iv) against the performance of the Corporation as a whole or a segment of the Corporation, and (v) on a pre-tax or after-tax basis.

W.                                Plan shall mean the Corporation’s 2005 Equity Incentive Plan, as set forth in this document, and as amended from time to time.

X.                                    Plan Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

Y.                                     Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

Z.                                   Stock Exchange shall mean the American Stock Exchange, the Nasdaq National Market, or the New York Stock Exchange.

ANNUAL MEETING OF STOCKHOLDERS OF

LPATH, INC.

October 9, 2007

Please date, sign, and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach and mail in the envelope provided.

LPATH, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Scott R. Pancoast and Gary J. G. Atkinson, or either of them, with full power of substitution, as proxies to vote at the Annual Meeting of Stockholders of Lpath, Inc. (the “Company”) to be held at the offices of the Company at 6335 Ferris Square, Suite A, San Diego, California 92121 on October 9, 2007, at 3:30 p.m., Pacific Daylight Time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side, and, in their discretion, upon such other matters as may come before the meeting.

If any other business may properly come before the meeting, or if cumulative voting is required, the proxies are authorized to vote in their discretion, provided that they will not vote in the election of directors for any nominee(s) for whom authority to vote has been withheld.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

LPATH, INC.

October  9, 2007

Please date, sign and mail your proxy card
in the envelope provided as soon as possible.

ä Please detach along perforated line and mail in the envelope provided.ä

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of Directors
NOMINEES:
☐	FOR ALL NOMINEES	☐	Scott R. Pancoast
		☐	Roger A. Sabbadini
☐	WITHHOLD AUTHORITY	☐	Jeffrey Ferrell
	FOR ALL NOMINEES	☐	Charles A. Mathews
		☐	Donald R. Swortwood
☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTION 1:  To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold your vote, as shown here:  ☒

INSTRUCTION 2: To cumulate votes as to a particular nominee(s) as explained in the Proxy Statement, indicate the name(s) and the number of votes to be given to such nominee(s) in the space provided below.

		FOR	AGAINST	ABSTAIN

2.

Approval of the amendment to the 2005 Stock Option/ Stock Issuance Plan for the purpose of (i) expanding the types of grants permitted under the plan and (ii) limiting the size of awards that a participant may receive in any fiscal year

		☐	☐	☐

3.	Ratification of the appointment of LevitZacks as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007	☐	☐	☐

This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder.  If no direction is indicated, the proxy will be voted for the election of directors and for approval of proposal 3 and no vote will be cast for proposal 2.

Signature of Stockholder	Date:

Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder must sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.